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                                                                   Exhibit 10.17

                                PROMISSORY NOTE


Within 30 days after the date of this note. FAI Home Security (ENZED) Limited (AK852342) of Level 15, Coopers & Lybrand Tower, 23-29 Albert Street, Auckland, promises to pay FAI Home Security Holdings New Zealand Limited (AK587559) or order the sum of A$283,554.75.


Dated this 30 day of June 1997.


Signed for FAI Home Security (ENZED) Limited   )
by an authorised officer                       )



/s/ DAVID APPLEBY
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Signature of Officer


DAVID APPLEBY
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Name of Officer (print)